UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2022
_____________________

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan		1-13873	38-0819050
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids,	Michigan		49508
(Address or principal executive offices)			(Zip code)
(616) 247-2710

(Registrant's telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
_______

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Steelcase Inc. (the "Company") held its annual meeting of shareholders on July 13, 2022.  At that meeting, shareholders voted on three proposals presented in the Company's Proxy Statement dated June 1, 2022 relating to the annual meeting.  The results of the votes are as follows.

·	Proposal 1: Election of eleven nominees to the Board of Directors

	For		Against		Abstentions
Nominee	Votes	% of Total Votes	Votes	% of Total Votes	Votes	% of Total Votes	Broker Non-Votes
Sara E. Armbruster	301,462,964	98.4%	3,078,020	1.0%	1,858,965	0.6%	8,782,589
Timothy C. E. Brown	298,725,960	97.5%	5,838,558	1.9%	1,835,431	0.6%	8,782,589
Connie K. Duckworth	291,004,470	95.0%	15,136,993	4.9%	258,486	0.1%	8,782,589
Todd P. Kelsey	305,235,365	99.6%	930,659	0.3%	233,925	0.1%	8,782,589
Jennifer C. Niemann	303,063,131	98.9%	3,118,003	1.0%	218,815	0.1%	8,782,589
Robert C. Pew III	301,179,715	98.3%	3,590,780	1.2%	1,629,454	0.5%	8,782,589
Cathy D. Ross	297,646,698	97.1%	8,529,574	2.8%	223,677	0.1%	8,782,589
Catherine C. B. Schmelter	298,176,227	97.3%	6,398,401	2.1%	1,825,321	0.6%	8,782,589
Peter M. Wege II	301,380,632	98.4%	4,992,154	1.6%	27,163	—%	8,782,589
Linda K. Williams	298,761,361	97.5%	5,812,777	1.9%	1,825,811	0.6%	8,782,589
Kate Pew Wolters	293,921,562	95.9%	10,859,850	3.5%	1,618,537	0.5%	8,782,589

·	Proposal 2: Advisory vote to approve named executive officer compensation

For		Against		Abstentions
Votes	% of Total Votes	Votes	% of Total Votes	Votes	% of Total Votes	Broker Non-Votes
256,549,586	85.5%	40,522,944	13.5%	2,816,579	0.9%	8,782,589

·	Proposal 3: Ratification of independent registered public accounting firm

For		Against		Abstentions
Votes	% of Total Votes	Votes	% of Total Votes	Votes	% of Total Votes
303,093,008	98.2%	2,971,464	1.0%	2,607,226	0.8%

Item 9.01. Financial Statements and Exhibits.

(d)EXHIBITS.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

By:	/s/ David C. Sylvester
David C. Sylvester Senior Vice President, Chief Financial Officer
Date: July 15, 2022